SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): September 2, 1999



                         Eagle Pacific Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-18050                                             41-1642846
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            2430 Metropolitan Centre
                            333 South Seventh Street
                          Minneapolis, Minnesota 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 371-9650
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

On September 2, 1999, Eagle Pacific Industries, Inc. (the "Registrant") entered into an Agreement and Release with Larry D. Schnase. Pursuant to the Agreement, Mr. Schanse resigned, effective September 2, 1999, from the Registrant's Board of Directors and completely relinquished all of his equity ownership in the Registrant. Mr. Schnase sold to the Registrant, all of the Registrant's shares of Common Stock and options to purchase Common Stock owned by Mr. Schnase for a net aggregate purchase price of $1,091,454.

The Registrant purchased 555,265 shares of its Common Stock owned by Mr. Schnase at $2.60 per share, subject to the following adjustment. The Registrant agrees to pay an additional forty cents ($0.40) per share if the Registrant consummates its proposed acquisition of Pacific Western Extruded Plastic Company, and the Registrant agrees to pay an additional twenty cents ($0.20) per share if, following the closing of the Registrant's proposed acquisition, the average closing price of the Registrant's Common Stock equals or exceeds $3.625 per share for the two day period following the consummation of the acquisition. In addition, if the Registrant closes its proposed acquisition and the average closing price of its Common Stock equals or exceeds $3.625 per share for the two-day period following the closing of the acquisition, the Registrant agrees to purchase from Mr. Schnase, for $7,000, unexercised options to purchase an aggregate of 48,860 shares of the Registrant's Common Stock.


Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

         Not applicable.

B.       Pro forma financial information.

         Not applicable.

C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.       Description

         10.1 Agreement and Release dated September 2, 1999 between the Registrant and Larry D. Schnase.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Eagle Pacific Industries, Inc.


          Date: September 15, 1999          By /s/ William H. Spell
                                               Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                         Eagle Pacific Industries, Inc.


Exhibit No.                Description

10.1 Agreement and Release dated September 2, 1999 between the Registrant and Larry D. Schnase.